Exhibit 99.1

KPMG LLP Suite 700 20 Pacifica Irvine, CA 92618-3391

Independent Accountants’ Agreed-Upon Procedures Report

First National Holdings, LLC (the “Company”)
Cantor Fitzgerald & Co
(together, the “Specified Parties”)

Re: FNA VIII, LLC, Series 2025-1 – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “FNA 8 Consolidated Loan Tape File 12.31.2024 EOM - KPMG v2.xlsx” provided by the Company on January 15, 2025, containing information on 5,865 Tax Liens and Property Assessed Clean Energy (“PACE”) Assessments (the “Assets”) as of December 31, 2024 (the “Data File”), which we were informed are intended to be included as collateral in the offering by FNA VIII, LLC, Series 2025-1. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet their intended purpose of assisting specified parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a specified party of this report and may not meet the needs of all specified parties of this report and, as such, specified parties are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “recomputed” means recalculated and compared the result to the information shown and found it to be in agreement, unless otherwise stated. Such recomputed information was deemed to be in agreement if differences were within the reporting threshold.
•	The term “reporting threshold” means that dollar amounts, percentages, and date were within $2.00, 0.1%, and 1 day, respectively, except for differences related to Interest Amount and Market Value which were within 10%.
•	The term “Cutoff Date” means December 31, 2024, for the Sample Assets (defined below).
•	The term “Data File Extract Date” means January 5, 2024, for the Sample Assets.

KPMG LLP, a Delaware limited liability partnership and a member firm of the KPMG global organization of independent member firms affiliated with KPMG International Limited, a private English company limited by guarantee.

•	The term “Sources” means the following documents:
-	Scanned copies of the Certificate of Purchase, Certificate of Sale, Certificate of Tax Sale, Demand for Payoff Document, Payment Agreement, Promissory Note, Purchase and Sale Agreement, Purchase Check, Report of Taxes Purchased, Sale Receipt, Take Notice, Tax Certificate, Tax Lien Transfer, Tax Payment Agreement, and electronic mail correspondence confirming details of the tax liens purchased from auctions (the “Auction Purchase Confirmation Emails”), which were furnished and represented by the Company to be copies of the original documents;
-	Screenshots furnished and represented by the Company to be from the Company’s servicing systems (the “System Screenshots”);
-	Tax Amount, Current Interest Rate, Overbid Amount, and Market Value (property appraisal value) related to one or more tax liens sold by the county, which we obtained from specific county assessor’s websites (“County Assessor’s Websites”) listed in Exhibit A, as instructed and provided by the Company;
-	Screenshots furnished and represented by the Company to be from the County Assessor’s Websites (the “County Records”);
-	Excel file from the Company entitled “Sample 3, 4 - FNA Winning Bids - Hillsborough 2024.xlsx” detailing the auction results for Sample Assets in Hillsborough, Florida (the “Auction Results”); and,
-	Excel files from the Company entitled (i) “State-by-State Interest Calculations Overview.xlsx” detailing each state’s statutory interest rate and the interest rate accrual methodology for each state, excluding Texas and Nevada, and (ii) “State-by-State Interest Calculations Overview - FNA 8 Update 2025.xlsx” detailing the statutory interest rate and the interest rate accrual methodology for Texas and Nevada (the “State Interest Overview”).

The term "Property Type Mapping" means email correspondence provided by the Company on February 13, 2025, containing the Property Types corresponding to different variations of the property types appearing in the Sources.

The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in Exhibit C.

The term “Provided Information” means the Sources, Property Type Mapping, and Instructions.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 80 Assets from the Data File (the “Sample Assets”). A listing of the Sample Assets is attached hereto as Exhibit B. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Assets we were instructed to randomly select from the Data File.
B.	For each Sample Asset, we compared or recomputed the specified attributes in the Data File listed below to or using the corresponding information included in the Sources, utilizing the Instructions, as applicable. The Specified Parties indicated that the absence of any of the information in the Sources or the inability to agree the indicated information from the Data File to the Sources for each of the attributes identified, utilizing the Instructions, as applicable, constituted an exception. The Sources are listed in the order of priority.

Attribute	Sources / Instructions
Purchase Date	Auction Purchase Confirmation Emails, Payment Agreement, Purchase and Sale Agreement, Sale Receipt, Purchase Check
County	Auction Purchase Confirmation Emails, County Assessor’s Websites, Payment Agreement, Purchase and Sale Agreement, Sale Receipt
State	Auction Purchase Confirmation Emails, Payment Agreement, Purchase and Sale Agreement, Sale Receipt
Property Type	County Assessor’s Websites, Property Type Mapping, and Instructions
Current Interest Rate	Auction Purchase Confirmation Emails, Certificate of Sale, Certificate of Tax Sale, Payment Agreement, Sale Receipt, State Interest Overview
Tax Amount/Principal	Auction Purchase Confirmation Emails, Certificate of Purchase, Certificate of Sale, County Records, Demand for Payoff Document, Payment Agreement, Sale Receipt, Tax Certificate, Report of Taxes Purchased, and Instructions
Overbid Amount	Auction Purchase Confirmation Emails, County Records, Tax Certificate, Report of Taxes Purchased, and Instructions
Reimbursable Fees	Demand for Payoff Document, Purchase and Sale Agreement, Sale Receipt, Take Notice, and Instructions
Market Value	County Assessor’s Websites, County Records, Tax Lien Transfer, Auction Results, and Instructions
Interest Amount	Tax Amount/Principal and Current Interest Rate from the Data File, statutory interest rate and accrual methodology in the State Interest Overview, Systems Screenshots, Promissory Note, Tax Payment Agreement, Demand for Payoff Document, and Instructions
Redemptive Value	Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount from the Data File, and Instructions

We found such information to be in agreement, except as stated in Exhibit D.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Assets, (iii) the reliability or accuracy of the Provided Information, which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Assets being securitized, (iii) the compliance of the originator of the Assets with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Assets that would be material to the likelihood that the issuer of the asset-backed security will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

Irvine, California
February 25, 2025

Exhibit A – County Assessor’s Websites provided by the Company

State	County	Website
California	All California counties	https://assr.parcelquest.com/Home/Details/0
Florida	Broward	https://web.bcpa.net/bcpaclient/index.html#/Record-Search
Florida	Hillsborough	https://gis.hcpafl.org/propertysearch/#/nav/Basic%20Search
Florida	Orange	https://www.ocpafl.org/searches/ParcelSearch.aspx?
Florida	Palm Beach	https://www.pbcgov.com/papa/Asps/PropertyDetail/PropertyDetail.aspx
Florida	Pinellas	https://www.pcpao.gov
Illinois	Cook	https://www.cookcountyassessor.com
Illinois	Lake	https://tax.lakecountyil.gov/datalets
Nevada	Clark	https://www.clarkcountynv.gov/government/assessor/property_search/real_property_records.php
New Jersey	Mercer	http://pip.mercercounty.org/mapsearch
New Jersey	Monmouth	https://tax1.co.monmouth.nj.us/cgi-bin/prc6.cgi?district=1304&ms_user=monm
South Carolina	Lexington	https://www.lex-co.com/scripts/cgiip.exe/WService=wsCAMA/new
South Carolina	Richland	https://property.spatialest.com/sc/richland#/
State	County	Website
Texas	Angelina	https://esearch.angelinacad.org/
Texas	Atascosa	https://esearch.atascosacad.com/
Texas	Bell	https://esearch.bellcad.org/
Texas	Bexar	http://bexar.trueautomation.com/clientdb/Property.aspx
Texas	Brazoria	https://propaccess.trueautomation.com/clientdb/Property.aspx?
Texas	Collin	https://www.collincad.org/propertysearch
Texas	Comal	https://esearch.comalad.org/Property/View/55191?year=2025&ownerId=933418
Texas	Dallas	http://www.dallascad.org/AcctDetailRes.aspx?
Texas	Denton	https://www.dentoncad.com/property-search-information
Texas	El Paso	https://www.epcad.org/Search/Details/
Texas	Grayson	https://esearch.graysonappraisal.org/
Texas	Harris	https://harris.trueprodigy-taxtransparency.com/taxTransparency/propertySearch
Texas	Harris	https://hcad.org/property-search/real-property/real-property-search-by-address/
Texas	Hidalgo	https://hidalgo.prodigycad.com/property-search
Texas	Johnson	https://esearch.johnsoncad.com
Texas	Lee	https://www.leepa.org/Search/PropertySearch.aspx
Texas	Liberty	https://esearch.libertycad.com/
Texas	McLennan	https://esearch.mclennancad.org
Texas	Midland	https://iswdataclient.azurewebsites.net/websearchid.aspx?dbkey=MIDLANDCAD&stype=id&sdata=R000210774&time=202502051933030#R000210774
Texas	Montgomery	https://mcad-tx.org/Property-Detail/PropertyQuickRefID
Texas	Palo Pinto	http://iswdataclient.azurewebsites.net/
Texas	Robertson	https://esearch.robertsoncad.com/
Texas	San Jacinto	https://esearch.sjcad.org/
Texas	Tarrant	https://www.tad.org/property.php
Texas	Travis	https://travis.prodigycad.com/property-search
Texas	Washington	https://esearch.washingtoncad.org/
Texas	Webb	https://www.webbcad.org/property-search
Florida	Broward	https://web.bcpa.net/bcpaclient/index.html#/Record-Search
Florida	Hillsborough	https://gis.hcpafl.org/propertysearch/#/nav/Basic%20Search
Florida	Orange	https://www.ocpafl.org/searches/ParcelSearch.aspx?
Florida	Palm Beach	https://www.pbcgov.com/papa/Asps/PropertyDetail/PropertyDetail.aspx
Florida	Pinellas	https://www.pcpao.gov
Illinois	Cook	https://www.cookcountyassessor.com
Illinois	Lake	https://tax.lakecountyil.gov/datalets

State	County	Website
Nevada	Clark	https://www.clarkcountynv.gov/government/assessor/property_search/real_property_records.php
New Jersey	Mercer	http://pip.mercercounty.org/mapsearch
New Jersey	Monmouth	https://tax1.co.monmouth.nj.us/cgi-bin/prc6.cgi?district=1304&ms_user=monm
South Carolina	Lexington	https://www.lex-co.com/scripts/cgiip.exe/WService=wsCAMA/new
South Carolina	Richland	https://property.spatialest.com/sc/richland#/
State	County	Website
Texas	Angelina	https://esearch.angelinacad.org/
Texas	Atascosa	https://esearch.atascosacad.com/
Texas	Bell	https://esearch.bellcad.org/
Texas	Bexar	http://bexar.trueautomation.com/clientdb/Property.aspx
Texas	Brazoria	https://propaccess.trueautomation.com/clientdb/Property.aspx?
Texas	Collin	https://www.collincad.org/propertysearch
Texas	Comal	https://esearch.comalad.org/Property/View/55191?year=2025&ownerId=933418
Texas	Dallas	http://www.dallascad.org/AcctDetailRes.aspx?
Texas	Denton	https://www.dentoncad.com/property-search-information
Texas	El Paso	https://www.epcad.org/Search/Details/
Texas	Grayson	https://esearch.graysonappraisal.org/
Texas	Harris	https://harris.trueprodigy-taxtransparency.com/taxTransparency/propertySearch

Exhibit B - The Sample Assets

Sample Asset Number	Sample Asset ID	Sample Asset Number	Sample Asset ID
1	2025-1-01	41	2025-1-41
2	2025-1-02	42	2025-1-42
3	2025-1-03	43	2025-1-43
4	2025-1-04	44	2025-1-44
5	2025-1-05	45	2025-1-45
6	2025-1-06	46	2025-1-46
7	2025-1-07	47	2025-1-47
8	2025-1-08	48	2025-1-48
9	2025-1-09	49	2025-1-49
10	2025-1-10	50	2025-1-50
11	2025-1-11	51	2025-1-51
12	2025-1-12	52	2025-1-52
13	2025-1-13	53	2025-1-53
14	2025-1-14	54	2025-1-54
15	2025-1-15	55	2025-1-55
16	2025-1-16	56	2025-1-56
17	2025-1-17	57	2025-1-57
18	2025-1-18	58	2025-1-58
19	2025-1-19	59	2025-1-59
20	2025-1-20	60	2025-1-60
21	2025-1-21	61	2025-1-61
22	2025-1-22	62	2025-1-62
23	2025-1-23	63	2025-1-63
24	2025-1-24	64	2025-1-64
25	2025-1-25	65	2025-1-65
26	2025-1-26	66	2025-1-66
27	2025-1-27	67	2025-1-67
28	2025-1-28	68	2025-1-68
29	2025-1-29	69	2025-1-69
30	2025-1-30	70	2025-1-70
31	2025-1-31	71	2025-1-71
32	2025-1-32	72	2025-1-72
33	2025-1-33	73	2025-1-73
34	2025-1-34	74	2025-1-74
35	2025-1-35	75	2025-1-75
36	2025-1-36	76	2025-1-76
37	2025-1-37	77	2025-1-77
38	2025-1-38	78	2025-1-78
39	2025-1-39	79	2025-1-79
40	2025-1-40	80	2025-1-80

(*) The Company has assigned a unique Asset ID to each asset in the Data File. The Asset ID referred to in this Exhibit are not the actual Asset IDs.

Exhibit C – Instructions

Attribute	Instructions
Property Type	If the Property Type stated in the “Property Type” field in the Data File was different than the Property Type listed in the Sources, use the mapping listed in the Property Type Mapping corresponding to the “Property Type Bucket” field in the Data File.
Tax Amount/Principal	For Sample Assets in Lake County, Illinois purchased in 2023, add the cost of sale fee located in the Report of Taxes Purchased to the Tax Amount/Principal.
Overbid Amount

For Sample Assets in Florida, Nevada, Texas, and Cook County, Illinois, consider the Overbid Amount to be $0.

For Sample Assets in Lake County, Illinois purchased in 2024, compare the Overbid Amount to the cost of sale fee located in the Report of Taxes Purchased.

Reimbursable Fees

For Sample Assets with a value of “0” in the “Reimbursable Fees” field in the Data File, consider the Reimbursable Fees to be $0.

For Sample Assets in Illinois, add a $4.00 take notice fee to the fee amount listed in the Take Notice.

Market Value	For Sample Assets in Cook County, Illinois with a Property Type of “Commercial,” if a Market Value was not listed in the County Assessor’s Websites, recompute the Market Value as the product of (i) the assessed value listed in the County Assessor’s Websites and (i) 4.
Interest Amount

Recompute as the product of (i) Tax Amount in the Data File, (ii) the respective statutory interest rate and accrual methodology from the State Interest Overview, and (iii) the number of days between the purchase date in the Data File and the Data File Extract Date.

For Sample Assets in Texas and Nevada, recompute as the product of (i) the Principal Balance in the Data File, (ii) the quotient of the Current Interest Rate in the Data File, and the days per year in the Promissory Note, or Tax Payment Agreement, where applicable, and (iii) the number of days between (a) Interest Paid to Date in the Demand for Payoff Document or System Screenshots and (b) the Data File Extract Date.

Redemptive Value	Recompute as the sum of Tax Amount, Interest Amount, Reimbursable Fees, Overbid Amount, and Subsequent Tax Amount in the Data File.

Exhibit D - Exception List

Sample Asset #	Sample Asset ID	Attribute	Per Data File	Per Sources
1	2025-1-01	Property Type	SFR	Commercial Vacant Land
28	2025-1-28	Property Type	0	Commercial
31	2025-1-31	Property Type	0	Residential
32	2025-1-32	Property Type	0	Commercial
1	2025-1-01	Market Value	$61,606.00	$185,170.00
2	2025-1-02	Market Value	$21,940.00	$116,405.00
16	2025-1-16	Market Value	$697,100.00	$47,281.00
29	2025-1-29	Market Value	$6,905.00	$7,968.00
31	2025-1-31	Market Value	$13,598.00	$15,338.00
32	2025-1-32	Market Value	$131,309.00	$165,806.00
52	2025-1-52	Market Value	$1,052,670.00	$762,500.00
75	2025-1-75	Market Value	$261,960.00	$302,390.00